UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-02809 and 811-10095

Name of Fund: BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage U.S.

Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC, 55 East 52nd Street, New York,

NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2019

Date of reporting period: 09/30/2018

Item 1 – Report to Stockholders

SEPTEMBER 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

    BlackRock Advantage U.S. Total Market Fund, Inc.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2018	BlackRock Advantage U.S. Total Market Fund, Inc.

Investment Objective

BlackRock Advantage U.S. Total Market Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2018, the Fund, through its investment in Master Advantage U.S. Total Market LLC (the “Master LLC”), underperformed its benchmark, the Russell 3000® Index.

What factors influenced performance?

The portfolio struggled during the period as stock specific events ran contrary to portfolio positioning. An overweight in Las Vegas Sands Corp. was a notable detractor in the semi-annual period, as the stock was pressured by lower-than-expected earnings and the effects of a typhoon that hit Macau (where the company earns a large portion of its revenues). The overweight position was driven by quality measures.

Fundamental stock selection insights that identify attractive valuations also detracted from results. This coincided with the value style continuing to lag the broader market amid investors’ ongoing preference for growth stocks. Notably, signals that compare companies across top-line sales, earnings and cash flows had an adverse effect on results. An insight that seeks to capture trends in consumer foot traffic hindered performance, as well.

Although the Fund underperformed, there were still a number of stock selection insights that worked well. Signals that seek to capture sentiment and trends were broadly rewarded during the period. Specifically, signals that use text analysis of executive conference calls and sell-side analyst reports contributed to results. Similarly, an insight that analyzes executive comments to capture trends in long-term company fundamentals was highly additive. Quality-based signals, particularly those that evaluate asset efficiency, also proved beneficial.

Describe recent portfolio activity.

The Master LLC maintained a balanced allocation of risk across all major return drivers. The Master LLC added a number of new stock selection insights, including a model that evaluates companies based on governance and the sustainability of their business practices from a social and environmental perspective.

Describe portfolio positioning at period end.

The Master LLC remained largely sector neutral relative to the Russell 3000® Index. At the end of the period, the Master LLC had slight overweight positions in health care and industrials and slight underweights in financials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	10.03%	12.70%	N/A	9.98%	N/A	9.86%	N/A
Investor A	9.91	12.40	6.50%	9.72	8.54%	9.58	8.99%
Investor C	9.47	11.57	10.82	8.81	8.81	8.60	8.60
Class K	10.08	12.76	N/A	9.99	N/A	9.86	N/A
Class R	9.78	12.14	N/A	9.39	N/A	9.22	N/A
Russell 3000® Index(c)	11.29	17.58	N/A	13.46	N/A	12.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master LLC. Under normal circumstances, the Master LLC seeks to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

(c)	A float-adjusted, market capitalization–weighted index of the 3,000 largest U.S. companies based on total market capitalization that represents about 98% of the investable U.S. equity market.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,100.30	$2.50	$1,000.00	$1,022.41	$2.41	0.48%
Investor A	1,000.00	1,099.10	3.80	1,000.00	1,021.17	3.66	0.73
Investor C	1,000.00	1,094.70	7.69	1,000.00	1,017.46	7.40	1.48
Class K	1,000.00	1,100.80	2.24	1,000.00	1,022.66	2.16	0.43
Class R	1,000.00	1,097.80	5.10	1,000.00	1,019.93	4.91	0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Advantage U.S. Total Market Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master LLC may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master LLC’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master LLC can realize on an investment and/or may result in lower distributions paid to shareholders. The Master LLC’s investments in these instruments, if any, are discussed in detail in the Master LLC’s Notes to Financial Statements.

6	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

September 30, 2018

BlackRock Advantage U.S. Total Market Fund

ASSETS
Investments at value — Master LLC	$485,269,563
Receivables:
Withdrawals from the Master LLC	478,944
Deferred offering costs	7,115
Prepaid expenses	45,410

Total assets	485,801,032

LIABILITIES
Payables:
Board realignment and consolidation	26,923
Capital shares redeemed	894,668
Offering costs	17,724
Officer’s fees	227
Other accrued expenses	247,020
Service and distribution fees	117,059
Transfer agent fees	148,331

Total liabilities	1,451,952

NET ASSETS	$484,349,080

NET ASSETS CONSIST OF
Paid-in capital	$442,680,149
Undistributed net investment income	2,878,732
Accumulated net realized gain allocated from the Master LLC	5,824,908
Net unrealized appreciation (depreciation) allocated from the Master LLC	32,965,291

NET ASSETS	$484,349,080

NET ASSET VALUE
Institutional — Based on net assets of $94,574,045 and 3,261,141 shares outstanding, 100 million shares authorized, $0.10 par value	$29.00

Investor A — Based on net assets of $308,434,558 and 11,110,251 shares outstanding, 100 million shares authorized, $0.10 par value	$27.76

Investor C — Based on net assets of $57,395,623 and 3,186,551 shares outstanding, 100 million shares authorized, $0.10 par value	$18.01

Class K — Based on net assets of $2,635,347 and 90,857 shares outstanding, 2 billion shares authorized, $0.10 par value	$29.01

Class R — Based on net assets of $21,309,507 and 1,040,462 shares outstanding, 100 million shares authorized, $0.10 par value	$20.48

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Operations (unaudited)

Six Months Ended September 30, 2018

BlackRock Advantage U.S. Total Market Fund

INVESTMENT INCOME
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$4,604,650
Securities lending income — affiliated — net	2,896
Dividends — affiliated	44,000
Other income	241
Foreign taxes withheld	(5,751)
Expenses	(1,316,591)
Fees waived	270,885

Total investment income	3,600,330

FUND EXPENSES
Service and distribution — class specific	725,500
Administration	610,963
Transfer agent — class specific	407,216
Registration	45,011
Printing	43,691
Board realignment and consolidation	26,923
Offering	20,855
Professional	17,212
Accounting services	1,903
Officer	179
Miscellaneous	10,887

Total expenses	1,910,340

Less:
Fees waived and/or reimbursed by the Administrator	(758,186)
Transfer agent fees waived and/or reimbursed — class specific	(286,109)

Total expenses after fees waived and/or reimbursed	866,045

Net investment income	2,734,285

REALIZED AND UNREALIZED GAIN ALLOCATED FROM THE MASTER LLC
Net realized gain from investments, foreign currency transactions and futures contracts	6,308,732
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	37,681,076

Total realized and unrealized gain	43,989,808

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,724,093

See notes to financial statements.

8	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage U.S. Total Market Fund

	Six Months Ended 09/30/18 (unaudited)	Year Ended 03/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,734,285	$1,222,746
Net realized gain	6,308,732	154,603,484
Net change in unrealized appreciation (depreciation)	37,681,076	(106,285,347)

Net increase in net assets resulting from operations	46,724,093	49,540,883

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(217,806)	(403,360)
Investor A	(422,954)	(172,514)
Investor C	(10,763)	—
Class K	(5,700)	—
Class R	(28,793)	—
From net realized gain:
Institutional	(20,515,610)	(22,990,874)
Investor A	(58,465,849)	(56,073,745)
Investor B	—	(4,423)
Investor C	(15,761,596)	(12,597,984)
Class K	(508,327)	—
Class R	(5,436,054)	(4,577,358)

Decrease in net assets resulting from distributions to shareholders	(101,373,452)	(96,820,258)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	31,164,004	(123,738,303)

NET ASSETS
Total decrease in net assets	(23,485,355)	(171,017,678)
Beginning of period	507,834,435	678,852,113

End of period	$484,349,080	$507,834,435

Undistributed net investment income, end of period	$2,878,732	$830,463

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund

	Institutional
	Six Months Ended 09/30/18 (unaudited)		Year Ended March 31,
			2018		2017		2016		2015		2014
Net asset value, beginning of period	$32.34		$34.88		$29.38		$33.01		$31.51		$24.44

Net investment income(a)	0.20		0.17	(b)	0.06	(c)	0.04		0.09		0.08
Net realized and unrealized gain (loss)	2.45		2.66		6.62		(2.72)		1.41		6.99

Net increase (decrease) from investment operations	2.65		2.83		6.68		(2.68)		1.50		7.07

Distributions(d)
From net investment income	(0.06)		(0.09)		—		(0.95)		—		—
From net realized gain	(5.93)		(5.28)		(1.18)		—		—		—

Total distributions	(5.99)		(5.37)		(1.18)		(0.95)		—		—

Net asset value, end of period	$29.00		$32.34		$34.88		$29.38		$33.01		$31.51

Total Return(e)
Based on net asset value	10.03	%(f)	8.48%		22.72%		(8.11)%		4.76%		28.93%

Ratios to Average Net Assets(g)
Total expenses	0.89	%(h)(i)	1.07	%(j)	0.94	%(j)	1.08	%(j)	1.00	%(j)	0.97	%(j)

Total expenses after fees waived and/or reimbursed	0.48	%(h)(i)	0.92	%(j)	0.94	%(j)	1.08	%(j)	1.00	%(j)	0.97	%(j)

Net investment income	1.41	%(h)(i)	0.52	%(b)(j)	0.19	%(c)(j)	0.12	%(j)	0.30	%(j)	0.30	%(j)

Supplemental Data
Net assets, end of period (000)	$94,574		$113,466		$155,558		$135,744		$166,487		$308,697

Portfolio turnover rate of the Master LLC	68%		147%		68%		71%		55%		61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.
(i)	Annualized.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

10	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund (continued)

	Investor A
	Six Months Ended 09/30/18 (unaudited)		Year Ended March 31,
			2018		2017		2016		2015		2014
Net asset value, beginning of period	$31.22		$33.76		$28.55		$32.09		$30.70		$23.88

Net investment income (loss)(a)	0.16		0.08	(b)	(0.03	)(c)	(0.02)		0.00	(d)	0.00	(d)
Net realized and unrealized gain (loss)	2.35		2.58		6.42		(2.64)		1.39		6.82

Net increase (decrease) from investment operations	2.51		2.66		6.39		(2.66)		1.39		6.82

Distributions(e)
From net investment income	(0.04)		(0.02)		—		(0.88)		—		—
From net realized gain	(5.93)		(5.18)		(1.18)		—		—		—

Total distributions	(5.97)		(5.20)		(1.18)		(0.88)		—		—

Net asset value, end of period	$27.76		$31.22		$33.76		$28.55		$32.09		$30.70

Total Return(f)
Based on net asset value	9.91	%(g)	8.20%		22.36%		(8.28)%		4.53%		28.56%

Ratios to Average Net Assets(h)
Total expenses	1.15	%(i)(j)	1.33	%(k)	1.24	%(k)	1.26	%(k)	1.24	%(k)	1.25	%(k)

Total expenses after fees waived and/or reimbursed	0.73	%(i)(j)	1.19	%(k)	1.24	%(k)	1.26	%(k)	1.24	%(k)	1.25	%(k)

Net investment income (loss)	1.17	%(i)(j)	0.23	%(b)(k)	(0.10	)%(c)(k)	(0.06	)%(k)	0.00	%(k)(l)	0.01	%(k)

Supplemental Data
Net assets, end of period (000)	$308,435		$309,125		$366,669		$392,584		$458,593		$479,719

Portfolio turnover rate of the Master LLC	68%		147%		68%		71%		55%		61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.
(j)	Annualized.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(l)	Amount is less than 0.005%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund (continued)

	Investor C
	Six Months Ended 09/30/18 (unaudited)		Year Ended March 31,
			2018		2017		2016		2015	2014
Net asset value, beginning of period	$22.38		$25.28		$21.80		$24.72		$23.85	$18.71

Net investment income (loss)(a)	0.04		(0.12	)(b)	(0.22	)(c)	(0.20)		(0.20)	(0.18)
Net realized and unrealized gain (loss)	1.52		1.91		4.88		(2.03)		1.07	5.32

Net increase (decrease) from investment operations	1.56		1.79		4.66		(2.23)		0.87	5.14

Distributions(d)
From net investment income	(0.00	)(e)	—		—		(0.69)		—	—
From net realized gain	(5.93)		(4.69)		(1.18)		—		—	—

Total distributions	(5.93)		(4.69)		(1.18)		(0.69)		—	—

Net asset value, end of period	$18.01		$22.38		$25.28		$21.80		$24.72	$23.85

Total Return(f)
Based on net asset value	9.47	%(g)	7.35%		21.33%		(9.02)%		3.65%	27.47%

Ratios to Average Net Assets(h)
Total expenses	2.01	%(i)(j)	2.16	%(k)	2.07	%(k)	2.09	%(k)	2.08%	2.11	%(k)

Total expenses after fees waived and/or reimbursed	1.48	%(i)(j)	2.00	%(k)	2.07	%(k)	2.09	%(k)	2.07%	2.11	%(k)

Net investment income (loss)	0.42	%(i)(j)	(0.52	)%(b)(k)	(0.93	)%(c)(k)	(0.89	)%(k)	(0.83)%	(0.84	)%(k)

Supplemental Data
Net assets, end of period (000)	$57,396		$59,781		$130,476		$136,066		$180,679	$200,245

Portfolio turnover rate of the Master LLC	68%		147%		68%		71%		55%	61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.
(j)	Annualized.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

12	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund (continued)

	Class K
	Six Months Ended 09/30/18 (unaudited)		Period from 01/25/18(a) to 03/31/18
Net asset value, beginning of period	$32.34		$34.28

Net investment income (loss)(b)	0.20		(0.06)
Net realized and unrealized gain (loss)	2.47		(1.88)

Net increase (decrease) from investment operations	2.67		(1.94)

Distributions(c)
From net investment income	(0.07)		—
From net realized gain	(5.93)		—

Total distributions	(6.00)		—

Net asset value, end of period	$29.01		$32.34

Total Return(d)(e)
Based on net asset value	10.08%		(5.66)%

Ratios to Average Net Assets(f)
Total expenses(g)	0.75	%(h)	0.87%

Total expenses after fees waived and/or reimbursed(g)	0.43	%(h)	0.43%

Net investment income (loss)(g)	1.46	%(h)	(1.06)%

Supplemental Data
Net assets, end of period (000)	$2,635		$2,736

Portfolio turnover rate of the Master LLC	68%		147%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund (continued)
	Class R
	Six Months Ended 09/30/18 (unaudited)		Year Ended March 31,
			2018		2017		2016		2015		2014
Net asset value, beginning of period	$24.61		$27.65		$23.63		$26.74		$25.66		$20.02

Net investment income (loss)(a)	0.09		(0.00	)(b)(c)	(0.11	)(d)	(0.08)		(0.09)		(0.06)
Net realized and unrealized gain (loss)	1.74		2.07		5.31		(2.20)		1.17		5.70

Net increase (decrease) from investment operations	1.83		2.07		5.20		(2.28)		1.08		5.64

Distributions(e)
From net investment income	(0.03)		—		—		(0.83)		—		—
From net realized gain	(5.93)		(5.11)		(1.18)		—		—		—

Total distributions	(5.96)		(5.11)		(1.18)		(0.83)		—		—

Net asset value, end of period	$20.48		$24.61		$27.65		$23.63		$26.74		$25.66

Total Return(f)
Based on net asset value	9.78	%(g)	7.87%		21.97%		(8.50)%		4.21%		28.17%

Ratios to Average Net Assets(h)
Total expenses	1.43	%(i)(j)	1.60	%(k)	1.55	%(k)	1.51	%(k)	1.59	%(k)	1.54	%(k)

Total expenses after fees waived and/or reimbursed	0.98	%(i)(j)	1.44	%(k)	1.55	%(k)	1.51	%(k)	1.59	%(k)	1.54	%(k)

Net investment income (loss)	0.91	%(i)(j)	(0.01	)%(b)(k)	(0.42	)%(d)(k)	(0.31	)%(k)	(0.34	)%(k)	(0.27	)%(k)

Supplemental Data
Net assets, end of period (000)	$21,310		$22,726		$26,004		$23,037		$25,624		$28,444

Portfolio turnover rate of the Master LLC	68%		147%		68%		71%		55%		61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Amount is greater than $(0.005) per share.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.
(j)	Annualized.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

14	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)	BlackRock Advantage U.S. Total Market Fund, Inc.

1.	ORGANIZATION

BlackRock Advantage U.S. Total Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Advantage U.S. Total Market LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At September 30, 2018, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No(a	)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R

Distribution Fee	—%	0.75%	0.25%
Service Fee	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$381,630	$288,508	$55,362	$725,500

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended September 30, 2018, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class R	Total
$2,913	$2,709	$640	$110	$6,372

For the six months ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total
$72,524	$235,697	$77,591	$118	$21,286	$407,216

Other Fees: For the six months ended September 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,598.

For the six months ended September 30, 2018, affiliates received CDSCs on the Fund’s Investor C Shares which totaled $34.

Expense Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through July 31, 2019, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2018, the Administrator waived and/or reimbursed $744,612, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended September 30, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees waived and/or reimbursed — class specific	$47,266	$159,610	$63,364	$118	$15,751	$286,109

16	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Administrator has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the six months ended September 30, 2018, the amount reimbursed for the Fund was $13,574.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Administrator, are less than the current expense limitation for that share class, the Administrator is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Administrator or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On September 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring March 31,
	2020	2021
Fund Level	$692,991	$744,612
Institutional	50,087	47,266
Investor A	122,752	159,610
Investor C	36,681	63,364
K Shares	—	118
R Shares	10,172	15,751

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 09/30/18		Year Ended 03/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	88,350	$ 2,410,822	659,587	$ 22,265,557
Shares issued in reinvestment of distributions	659,636	17,401,789	587,782	19,330,026
Shares redeemed	(995,461)	(27,735,313)	(2,198,880)	(73,776,797)

Net decrease	(247,475)	$ (7,922,702)	(951,511)	$(32,181,214)

Investor A
Shares issued from conversion(a)	—	$ —	971	$ 30,553
Shares sold and automatic conversion of shares	321,204	8,311,181	2,813,655	93,273,559
Shares issued in reinvestment of distributions	2,141,171	54,150,190	1,636,524	52,063,299
Shares redeemed	(1,252,168)	(33,540,349)	(5,411,488)	(176,035,090)

Net increase (decrease)	1,210,207	$28,921,022	(960,338)	$ (30,667,679)

Investor B
Shares issued in reinvestment of distributions	—	$—	172	$ 4,423
Shares converted(a)	—	—	(1,209)	(30,553)
Shares redeemed and automatic conversion of shares	—	—	(4,299)	(117,170)

Net decrease	—	$—	(5,336)	$(143,300)

Investor C
Shares sold	153,321	$ 2,627,349	251,354	$ 5,975,208
Shares issued in reinvestment of distributions	932,403	15,347,356	526,476	12,194,818
Shares redeemed	(570,731)	(9,916,724)	(3,267,645)	(81,067,474)

Net increase (decrease)	514,993	$ 8,057,981	(2,489,815)	$(62,897,448)

			Period from 01/25/18(b) to 03/31/18
Class K
Shares sold	9,650	$ 271,239	84,863	$2,757,506
Shares issued in reinvestment of dividends	19,486	514,027	—	—
Shares redeemed	(22,890)	(637,362)	(252)	(8,067)

Net increase	6,246	$ 147,904	84,611	$2,749,439

			Year Ended 03/31/18
Class R
Shares sold	115,928	$ 2,309,215	142,833	$ 3,739,804
Shares issued in reinvestment of distributions	291,484	5,442,007	180,618	4,576,033
Shares redeemed	(290,368)	(5,791,423)	(340,583)	(8,913,938)

Net increase (decrease)	117,044	$ 1,959,799	(17,132)	$ (598,101)

Total Net Increase (Decrease)	1,601,015	$31,164,004	(4,339,521)	$(123,738,303)

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.
(b)	Commencement of operations.

As of September 30, 2018, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 7,160 Class K Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio Information as of September 30, 2018	Master Advantage U.S. Total Market LLC

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple Inc.	3%
Microsoft Corp.	3
Amazon.com, Inc.	2
Facebook, Inc., Class A	2
Cisco Systems, Inc.	2
Gilead Sciences, Inc.	1
MasterCard, Inc., Class A	1
Target Corp.	1
Air Products & Chemicals, Inc.	1
Humana, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	26%
Health Care	15
Consumer Discretionary	13
Financials	13
Industrials	11
Consumer Staples	6
Energy	5
Real Estate	4
Materials	3
Utilities	2
Telecommunication Services	1
Short-Term Securities	1
Liabilities in Excess of Other Assets	—	(a)

(a)	Amount is greater than (0.5)%.

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R L L C P O R T F O L I O I N F O R M A T I O N	19

Schedule of Investments (unaudited) September 30, 2018	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.3%

Aerospace & Defense — 2.4%
Boeing Co.	1,760	$654,544
Curtiss-Wright Corp.	7,873	1,081,908
General Dynamics Corp.	11,718	2,398,909
HEICO Corp., Class A	1,330	100,415
KLX, Inc. (a)	8,224	516,303
Lockheed Martin Corp.	2,345	811,276
Raytheon Co.	28,474	5,884,437
Rockwell Collins, Inc.	2,654	372,807

		11,820,599
Airlines — 0.4%
Delta Air Lines, Inc.	34,626	2,002,422

Auto Components — 0.3%
BorgWarner, Inc.	29,489	1,261,539
Modine Manufacturing Co. (a)	15,190	226,331

		1,487,870
Banks — 4.5%
Bank of America Corp.	81,000	2,386,260
Citigroup, Inc.	67,139	4,816,552
Citizens Financial Group, Inc.	69,969	2,698,704
East West Bancorp, Inc.	2,416	145,854
First Hawaiian, Inc.	8,937	242,729
First Horizon National Corp.	213,440	3,683,974
First Republic Bank	48,134	4,620,864
JPMorgan Chase & Co.	16,502	1,862,086
Republic First Bancorp, Inc. (a)	66,777	477,456
Shore Bancshares, Inc.	8,714	155,283
Signature Bank	1,967	225,890
Synovus Financial Corp.	12,804	586,295
TriState Capital Holdings, Inc. (a)	2,272	62,707

		21,964,654
Beverages — 1.1%
Brown-Forman Corp., Class B	4,873	246,330
Coca-Cola European Partners PLC	15,362	698,510
Constellation Brands, Inc., Class A	1,163	250,766
Monster Beverage Corp. (a)	12,431	724,479
PepsiCo, Inc.	29,267	3,272,051

		5,192,136
Biotechnology — 4.2%
AbbVie, Inc.	47,487	4,491,320
Amgen, Inc.	4,800	994,992
Celgene Corp. (a)	37,406	3,347,463
Genomic Health, Inc. (a)	10,206	716,665
Gilead Sciences, Inc.	88,798	6,856,094
Incyte Corp. (a)	6,996	483,284
Vertex Pharmaceuticals, Inc. (a)	17,845	3,439,445

		20,329,263
Building Products — 1.0%
Fortune Brands Home & Security, Inc.	93,649	4,903,462
Universal Forest Products, Inc.	2,538	89,668

		4,993,130
Capital Markets — 3.2%
BrightSphere Investment Group PLC	26,635	330,274
Charles Schwab Corp.	113,383	5,572,774
Moelis & Co., Class A	58,312	3,195,498
Morgan Stanley	87,844	4,090,895
S&P Global, Inc.	10,932	2,136,004
Westwood Holdings Group, Inc.	7,275	376,409

		15,701,854
Chemicals — 1.8%
Air Products & Chemicals, Inc.	36,547	6,105,176

Security	Shares	Value
Chemicals (continued)
Eastman Chemical Co.	18,052	$1,727,937
WR Grace & Co.	12,876	920,119

		8,753,232
Commercial Services & Supplies — 0.3%
McGrath RentCorp	25,626	1,395,848

Communications Equipment — 1.9%
Cisco Systems, Inc.	157,356	7,655,369
Motorola Solutions, Inc.	9,437	1,228,131
Palo Alto Networks, Inc. (a)	1,621	365,146

		9,248,646
Construction & Engineering — 0.3%
Comfort Systems USA, Inc.	29,804	1,680,946

Consumer Finance — 0.7%
American Express Co.	13,954	1,485,961
Green Dot Corp., Class A (a)	21,005	1,865,664

		3,351,625
Containers & Packaging — 0.4%
Packaging Corp. of America	15,956	1,750,214

Diversified Consumer Services — 0.5%
H&R Block, Inc.	89,570	2,306,428

Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B (a)	12,942	2,771,012
FGL Holdings (a)	253,819	2,271,680
On Deck Capital, Inc. (a)	14,495	109,727

		5,152,419
Diversified Telecommunication Services — 1.0%
AT&T Inc.	90,129	3,026,522
IDT Corp, Class B	41,052	219,218
Ooma, Inc. (a)	3,132	51,991
Zayo Group Holdings, Inc. (a)	38,530	1,337,762

		4,635,493
Electric Utilities — 1.3%
Eversource Energy	14,221	873,738
IDACORP, Inc.	43,030	4,269,867
Pinnacle West Capital Corp.	3,661	289,878
Portland General Electric Co.	15,814	721,277

		6,154,760
Electrical Equipment — 1.2%
AMETEK, Inc.	57,653	4,561,505
Rockwell Automation, Inc.	5,583	1,046,924

		5,608,429
Electronic Equipment, Instruments & Components — 0.8%
AVX Corp.	96,379	1,739,641
CDW Corp.	11,460	1,019,023
TE Connectivity Ltd.	10,980	965,471

		3,724,135
Energy Equipment & Services — 0.4%
Archrock, Inc.	8,575	104,615
Halliburton Co.	41,705	1,690,304
TechnipFMC PLC	10,621	331,906

		2,126,825
Equity Real Estate Investment Trusts (REITs) — 3.7%
Highwoods Properties, Inc.	40,055	1,892,999
Host Hotels & Resorts, Inc.	93,866	1,980,573
Prologis, Inc.	87,207	5,911,763
Realty Income Corp.	91,574	5,209,645
Rexford Industrial Realty, Inc.	3,732	119,275
Simon Property Group, Inc.	12,577	2,222,985

20	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
STAG Industrial, Inc.	19,448	$534,820

		17,872,060
Food & Staples Retailing — 1.7%
Chefs’ Warehouse, Inc. (a)	24,128	877,053
Costco Wholesale Corp.	6,059	1,423,138
SUPERVALU, Inc. (a)	1	32
Walmart, Inc.	63,538	5,966,854

		8,267,077
Food Products — 2.3%
Archer-Daniels-Midland Co.	115,164	5,789,294
Hershey Co.	49,545	5,053,590
Hormel Foods Corp.	2,655	104,607

		10,947,491
Gas Utilities — 0.7%
Chesapeake Utilities Corp.	38,704	3,247,266

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	19,437	1,425,898
Cantel Medical Corp.	3,338	307,296
Danaher Corp.	40,766	4,429,634
IDEXX Laboratories, Inc. (a)	1,671	417,182
Masimo Corp. (a)	31,067	3,869,084
Stryker Corp.	17,911	3,182,426

		13,631,520
Health Care Providers & Services — 3.0%
Aetna, Inc.	5,148	1,044,272
AmerisourceBergen Corp.	19,384	1,787,592
Express Scripts Holding Co. (a)	3,705	352,012
Humana, Inc.	17,877	6,051,722
McKesson Corp.	14,155	1,877,661
National Research Corp.	1,570	60,602
UnitedHealth Group, Inc.	5,713	1,519,887
WellCare Health Plans, Inc. (a)	5,718	1,832,562

		14,526,310
Health Care Technology — 0.7%
Veeva Systems, Inc., Class A (a)	31,941	3,477,417

Hotels, Restaurants & Leisure — 3.8%
Carnival Corp.	42,793	2,728,910
Carrols Restaurant Group, Inc. (a)	16,019	233,877
Darden Restaurants, Inc.	30,807	3,425,430
Domino’s Pizza, Inc.	4,648	1,370,230
Las Vegas Sands Corp.	92,425	5,483,575
McDonald’s Corp.	31,594	5,285,360

		18,527,382
Household Durables — 0.5%
DR Horton, Inc.	19,411	818,756
Garmin Ltd.	21,421	1,500,541

		2,319,297
Household Products — 0.4%
Church & Dwight Co., Inc.	32,127	1,907,380

Insurance — 3.0%
Allstate Corp.	59,341	5,856,957
American Financial Group, Inc.	1,838	203,963
Athene Holding Ltd., Class A (a)	27,181	1,404,170
First American Financial Corp.	2,025	104,470
Hanover Insurance Group, Inc.	18,721	2,309,610
Hartford Financial Services Group, Inc.	76,651	3,829,484
Lincoln National Corp.	3,687	249,462
Progressive Corp.	2,427	172,414
Unum Group	8,985	351,044

		14,481,574
Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc. (a)	5,324	10,663,972

Security	Shares	Value
Internet & Direct Marketing Retail (continued)
Netflix, Inc. (a)	2,729	$1,021,001

		11,684,973
Internet Software & Services — 5.2%
Alphabet, Inc., Class A (a)	2,828	3,413,622
Alphabet, Inc., Class C (a)	4,935	5,889,774
Care.com, Inc. (a)	21,876	483,678
Facebook, Inc., Class A (a)	54,201	8,913,896
GoDaddy, Inc., Class A (a)	21,423	1,786,464
New Relic, Inc. (a)	7,974	751,390
Twitter, Inc. (a)	16,490	469,305
VeriSign, Inc. (a)	13,596	2,176,992
Yelp, Inc. (a)	28,211	1,387,981

		25,273,102
IT Services — 4.4%
Automatic Data Processing, Inc.	18,149	2,734,328
Booz Allen Hamilton Holding Corp.	38,368	1,904,204
Fidelity National Information Services, Inc.	51,140	5,577,840
First Data Corp., Class A (a)	88,381	2,162,683
MasterCard, Inc., Class A	28,018	6,237,087
Square, Inc., Class A (a)	23,258	2,302,775
Total System Services, Inc.	6,458	637,663

		21,556,580
Leisure Products — 0.1%
Malibu Boats, Inc., Class A (a)	3,035	166,075
MCBC Holdings, Inc. (a)	13,067	468,844

		634,919
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	13,318	939,452
Medpace Holdings, Inc. (a)	16,668	998,580
Thermo Fisher Scientific, Inc.	724	176,714

		2,114,746
Machinery — 3.9%
Crane Co.	18,038	1,774,037
Illinois Tool Works, Inc.	42,471	5,993,508
Ingersoll-Rand PLC	21,343	2,183,389
ITT, Inc.	16,469	1,008,891
Meritor, Inc. (a)	55,593	1,076,281
Milacron Holdings Corp. (a)	9,276	187,839
Oshkosh Corp.	18,660	1,329,338
PACCAR, Inc.	79,258	5,404,603

		18,957,886
Media — 1.5%
Clear Channel Outdoor Holdings, Inc., Class A	40,420	240,499
Comcast Corp., Class A	75,595	2,676,819
Interpublic Group of Cos., Inc.	51,189	1,170,692
John Wiley & Sons, Inc., Class A	8,977	544,006
Liberty Media Corp. — Liberty SiriusXM, Class A (a)	9,779	424,800
Live Nation Entertainment, Inc. (a)	1,498	81,596
Twenty-First Century Fox, Inc., Class A	1,765	81,772
Viacom, Inc., Class B	27,999	945,246
World Wrestling Entertainment, Inc., Class A	12,142	1,174,496

		7,339,926
Metals & Mining — 0.5%
Newmont Mining Corp.	56,437	1,704,397
Reliance Steel & Aluminum Co.	6,046	515,663

		2,220,060
Multiline Retail — 1.3%
Target Corp.	69,754	6,153,000

Multi-Utilities — 0.3%
Avista Corp.	1,055	53,341
CenterPoint Energy, Inc.	13,447	371,810

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) September 30, 2018	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value
Multi-Utilities (continued)
CMS Energy Corp.	24,794	$1,214,906

		1,640,057
Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp.	69,192	4,664,233
ConocoPhillips	72,641	5,622,413
CONSOL Energy, Inc. (a)	3,107	126,797
Continental Resources, Inc. (a)	5,867	400,599
Exxon Mobil Corp.	37,992	3,230,080
Occidental Petroleum Corp.	35,314	2,901,751
PBF Energy, Inc., Class A	1,829	91,285
Phillips 66	53,271	6,004,707

		23,041,865
Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A	11,457	1,664,931
Herbalife Nutrition Ltd. (a)	9,313	508,024
USANA Health Sciences, Inc. (a)	1,504	181,307

		2,354,262
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	68,351	4,243,230
Eli Lilly & Co.	31,348	3,363,954
Johnson & Johnson	41,308	5,707,526
Merck & Co., Inc.	44,723	3,172,650
Zoetis, Inc.	28,354	2,596,092

		19,083,452
Professional Services — 0.7%
Insperity, Inc.	13,661	1,611,315
Kforce, Inc.	10,143	381,377
ManpowerGroup, Inc.	16,845	1,447,996

		3,440,688
Road & Rail — 0.6%
Norfolk Southern Corp.	7,116	1,284,438
Universal Logistics Holdings, Inc.	39,330	1,447,344

		2,731,782
Semiconductors & Semiconductor Equipment — 3.5%
Applied Materials, Inc.	36,896	1,426,030
Broadcom, Inc.	3,841	947,690
Intel Corp.	63,700	3,012,373
Maxim Integrated Products, Inc.	93,699	5,283,687
NVIDIA Corp.	12,003	3,373,083
Xilinx, Inc.	36,644	2,937,750

		16,980,613
Software — 5.5%
Adobe Systems, Inc. (a)	11,148	3,009,403
Altair Engineering, Inc., Class A (a)	1,533	66,609
Dell Technologies, Inc., Class V (a)	4,491	436,166
Microsoft Corp.	128,421	14,687,510
Progress Software Corp.	5,909	208,529
RingCentral, Inc., Class A (a)	15,116	1,406,544
VMware, Inc., Class A (a)	15,409	2,404,729

Security	Shares	Value
Software (continued)
Workiva, Inc. (a)	26,123	$1,031,859
Zendesk, Inc. (a)	51,702	3,670,842

		26,922,191
Specialty Retail — 2.3%
AutoNation, Inc. (a)	39,420	1,637,901
Penske Automotive Group, Inc.	63,500	3,009,265
Tiffany & Co.	18,756	2,418,961
TJX Cos., Inc.	36,350	4,071,927

		11,138,054
Technology Hardware, Storage & Peripherals — 4.2%
Apple Inc.	72,734	16,418,973
HP, Inc.	97,199	2,504,818
Pure Storage, Inc., Class A (a)	61,163	1,587,180

		20,510,971
Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc. (a)	3,780	614,212
Michael Kors Holdings Ltd. (a)	14,453	990,898
Movado Group, Inc.	11,270	472,213
NIKE, Inc., Class B	11,777	997,747

		3,075,070
Thrifts & Mortgage Finance — 0.6%
Essent Group Ltd. (a)	9,216	407,808
United Community Financial Corp.	204,596	1,978,443
Washington Federal, Inc.	23,580	754,560

		3,140,811
Tobacco — 0.2%
Altria Group, Inc.	16,012	965,684

Water Utilities — 0.2%
American Water Works Co., Inc.	8,491	746,953

Wireless Telecommunication Services — 0.4%
Sprint Corp. (a)	27,117	177,345
Telephone & Data Systems, Inc.	51,674	1,572,440

		1,749,785
Total Long-Term Investments — 99.3% (Cost: $449,082,084)		482,043,132

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional
Class, 1.97% (b)(c)	4,244,097	4,244,097

Total Short-Term Securities — 0.9% (Cost: $4,244,097)		4,244,097

Total Investments — 100.2% (Cost: $453,326,181)		486,287,229
Liabilities in Excess of Other Assets — (0.2)%		(1,017,666)

Net Assets — 100.0%		$485,269,563

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.
(c)

During the six months ended September 30, 2018, investments in issuers considered to be affiliates of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 03/31/18	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,539,033	(294,936)	4,244,097	$4,244,097	$44,000		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,807,819	(1,807,819)	—	—	2,896	(b)	755	—

				$4,244,097	$46,896		$755	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

22	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Master Advantage U.S. Total Market LLC

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	23	12/21/18	$3,357	$4,263

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	(a)	$—	$—	$4,263	$—	$—	$—	$4,263

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended September 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$280,256	$—	$—	$—	$280,256

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$122,862	$—	$—	$—	$122,862

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,991,785

For more information about the Master LLC’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master LLC’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master LLC’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):
Common Stocks	$482,043,132	$—	$—	$482,043,132
Short-Term Securities	4,244,097	—	—	4,244,097

	$486,287,229	$—	$—	$486,287,229

Derivative Financial Instruments(b)
Assets:
Equity contracts	$4,263	$—	$—	$4,263

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Statement of Assets and Liabilities (unaudited)

September 30, 2018

Master Advantage U.S. Total Market LLC

ASSETS
Investments at value — unaffiliated (cost — $449,082,084)	$482,043,132
Investments at value — affiliated (cost $4,244,097)	4,244,097
Cash pledged for futures contracts	194,000
Receivables:
Investment Advisor	82,201
Investments sold	6,157,839
Securities lending income — affiliated	79
Contributions from investors	271,236
Dividends — affiliated	6,552
Dividends — unaffiliated	448,044
Prepaid expenses	270

Total assets	493,447,450

LIABILITIES
Bank overdraft	2,094,418
Payables:
Investments purchased	5,444,948
Directors’ fees	4,839
Other accrued expenses	147,966
Other affiliates	2,150
Variation margin on futures contracts	4,622
Withdrawals to investors	478,944

Total liabilities	8,177,887

NET ASSETS	$485,269,563

NET ASSETS CONSIST OF
Investors’ capital	$452,304,272
Net unrealized appreciation (depreciation)	32,965,291

NET ASSETS	$485,269,563

See notes to financial statements.

24	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended September 30, 2018

Master Advantage U.S. Total Market LLC

INVESTMENT INCOME
Dividends — unaffiliated	$4,604,650
Securities lending income — affiliated — net	2,896
Dividends — affiliated	44,000
Other income	241
Foreign taxes withheld	(5,751)

Total investment income	4,646,036

EXPENSES
Investment advisory	1,223,088
Accounting services	32,452
Custodian	20,006
Professional	17,948
Directors	9,752
Printing	5,671
Miscellaneous	7,674

Total expenses	1,316,591
Less fees waived and/or reimbursed by the Manager	(270,885)

Total expenses after fees waived and/or reimbursed	1,045,706

Net investment income	3,600,330

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	6,027,679
Investments — affiliated	755
Foreign currency transactions	42
Futures contracts	280,256

6,308,732

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	37,558,216
Futures contracts	122,862
Foreign currency translations	(2)

37,681,076

Total realized and unrealized gain	43,989,808

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,590,138

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets

	Master Advantage U.S. Total Market LLC
	Six Months Ended 09/30/18 (unaudited)	Year Ended 03/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,600,330	$5,405,061
Net realized gain	6,308,732	154,603,484
Net change in unrealized appreciation (depreciation)	37,681,076	(106,285,347)

Net increase in net assets resulting from operations	47,590,138	53,723,198

CAPITAL TRANSACTIONS
Proceeds from contributions	15,929,806	68,970,062
Value of withdrawals	(86,266,527)	(294,312,380)

Net decrease in net assets derived from capital transactions	(70,336,721)	(225,342,318)

NET ASSETS
Total decrease in net assets	(22,746,583)	(171,619,120)
Beginning of period	508,016,146	679,635,266

End of period	$485,269,563	$508,016,146

Financial Highlights

	Master Advantage U.S. Total Market LLC
	Six Months Ended 09/30/18		Year Ended March 31,
	(unaudited)		2018		2017		2016	2015	2014

TOTAL RETURN
Total return	10.06	%(a)	8.85%		23.13%		(7.59)%	5.21%	29.39%

RATIOS TO AVERAGE NET ASSETS
Total expenses	0.54	%(b)	0.55%		0.55%		0.55%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed	0.43	%(b)	0.55%		0.54%		0.55%	0.54%	0.54%

Net investment income	1.47	%(b)	0.88	%(c)	0.59	%(d)	0.65%	0.72%	0.72%

SUPPLEMENTAL DATA
Net assets, end of period (000)	$485,270		$508,016		$679,635		$688,633	$838,982	$1,035,066

Portfolio turnover rate	68%		147%		68%		71%	55%	61%

(a)	Aggregate total return.

(b)	Annualized.

(c)	Ratio of net investment income to average net assets includes 0.20%, resulting from a special dividend.

(d)	Ratio of net investment income to average net assets includes 0.08%, resulting from a special dividend.

See notes to financial statements.

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Notes to Financial Statements (unaudited)	Master Advantage U.S. Total Market LLC

1.	ORGANIZATION

Master Advantage U.S. Total Market LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master LLC’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master LLC enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master LLC may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master LLC may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master LLC.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master LLC may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of period end). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited) (continued)	Master Advantage U.S. Total Market LLC

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

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Notes to Financial Statements (unaudited) (continued)	Master Advantage U.S. Total Market LLC

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master LLC engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master LLC and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master LLC and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master LLC is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master LLC agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Collateral Requirements: For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master LLC and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master LLC and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master LLC, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master LLC. Any additional required collateral is delivered to/pledged by the Master LLC on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master LLC generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master LLC from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master LLC has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master LLC does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)	Master Advantage U.S. Total Market LLC

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $1.5 Billion	0.475
Greater than $1.5 Billion	0.450

Expense Waivers and Reimbursements: With respect to the Master LLC, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investments in other affiliated investment companies, if any. For the six months ended September 30, 2018, the amount waived was $1,855.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master LLC’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through July 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master LLC. For the six months ended September 30, 2018, there were no fees waived by the Manager.

In addition, the Fund had a waiver of investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2018, the amount waived and/or reimbursed was $269,030.

For the six months ended September 30, 2018, the Master LLC reimbursed the Manager $2,895 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master LLC retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended September 30, 2018, the Master LLC paid BIM $983 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master LLC may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master LLC’s investment policies and restrictions. The Master LLC is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2018, the Master LLC did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

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Notes to Financial Statements (unaudited) (continued)	Master Advantage U.S. Total Market LLC

7.	PURCHASES AND SALES

For the six months ended September 30, 2018, purchases and sales of investments, excluding short-term securities, were $330,852,094 and $394,475,196, respectively.

8.	INCOME TAX INFORMATION

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Prior to July 3, 2014, the Master LLC was classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC was treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC.

The Master LLC has filed U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns has closed. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for the period ended July 3, 2014 depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$453,784,146

Gross unrealized appreciation	$44,042,058
Gross unrealized depreciation	(11,534,712)

Net unrealized appreciation	$32,507,346

9.	BANK BORROWINGS

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2018, the Master LLC did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master LLC invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master LLC to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities and other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master LLC’s prospectus provides details of the risks to which the Master LLC is subject.

The Master LLC may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master LLC may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master LLC’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master LLC may lose value, regardless of the individual results of the securities and other instruments in which the Master LLC invests.

Counterparty Credit Risk: The Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited) (continued)	Master Advantage U.S. Total Market LLC

exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master LLC since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master LLC does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master LLC.

Concentration Risk: As of period end, the Master LLC invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement

The Board of Directors of the Master Advantage U.S. Total Market LLC (the “Master Fund”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Master Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. BlackRock Advantage U.S. Total Market Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement with respect to the Master Fund. For simplicity: (a) the Board of Directors of the Master Fund and the Board of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; and (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Master Fund’s and Feeder Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master Fund’s and the Feeder Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Fund and/or the Feeder Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding fees and expenses of the Master Fund and the Feeder Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Feeder Fund as compared with a peer group of funds (“ Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Master Fund and the Feeder Fund; (g) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (h) sales and redemption data regarding the Feeder Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Fund’s and the Feeder Fund’s operations.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	33

Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund and the Feeder Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) the Feeder Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Fund and the Feeder Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Fund and Feeder Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Feeder Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Feeder Fund ranked in the fourth, fourth, and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Feeder Fund’s underperformance during the applicable periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Master Fund’s/Feeder Fund’s investment performance. Discussions covered topics such as performance attribution, the Master Fund’s/Feeder Fund’s investment personnel, and the resources appropriate to support the Master Fund’s/Feeder Fund’s investment processes. The Board noted that effective November 2, 2017, the Master Fund/Feeder Fund had undergone a change in its investment objective, as well as changes to its investment strategy and portfolio management team, and in connection with such changes, the Feeder Fund changed its name from BlackRock Value Opportunities Fund, Inc. to BlackRock Advantage U.S. Total Market Fund, Inc. and the Master Fund changed its name from Master Value Opportunities LLC to Master Advantage U.S. Total Market LLC.

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Disclosure of Investment Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Feeder Fund’s contractual management fee rate compared with those of the Feeder Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Feeder Fund’s total expense ratio, as well as the Master Fund’s/Feeder Fund’s actual management fee rate, to those of the Feeder Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Fund and the Feeder Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Master Fund and the Feeder Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Fund’s/Feeder Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and the Feeder Fund’s total expense ratio each ranked in the first quartile, relative to the Feeder Fund’s Expense Peers. The Board also noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels. In addition, the Board noted that in connection with the changes to the Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a contractual expense cap on the Feeder Fund’s total expenses as a percentage of the Feeder Fund’s average daily net assets on a class-by-class basis. The contractual expense cap was implemented on November 2, 2017.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Feeder Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	35

Disclosure of Investment Advisory Agreement  (continued)

Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	37

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	39

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-9/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

2

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: December 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: December 4, 2018

4